Supplemental Agreement No. 95

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 95 (SA-95) is entered into as of July 21, 2016, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

RECITALS:

WHEREAS, Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft), collectively the “Aircraft”. This SA-95 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

WHEREAS, Buyer has elected to exercise Buyer’s right to purchase one (1) Option Aircraft with scheduled delivery month in 2018 (Exercised Option Aircraft) in accordance with the terms set forth in Letter Agreement SWA-PA-1810-LA-1105884R2, Option Aircraft;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables and Letter Agreements revised by this SA-95 and is identified by “SA-95”. Such revised Table of Contents, by this reference, is incorporated in the Purchase Agreement.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-95-1
BOEING PROPRIETARY

2.	TABLES.

Table 1d, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1d (attached). The new Table 1d reflects the addition of the Exercised Option Aircraft.

3.	LETTER AGREEMENTS.

Attachment B to Letter Agreement SWA-PA-1810-LA-1105884R2, Option Aircraft, is deleted in its entirety and replaced by a new Attachment B (attached). The new Attachment B reflects the deletion of the Exercised Option Aircraft.

4.	***

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W Lewis	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney‑In‑Fact	Its: VP, Treasurer

P.A. No. 1810	SA-95-2
BOEING PROPRIETARY

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-92

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-92

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail	7-1	SA-73
Specification
8-1
8.	Federal Aviation Requirements and
Certificates and Export License

9.	Representatives, Inspection,	9-1
Flights and Test Data

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events

12.	Product Assurance; Disclaimer and	11‑1
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-95

SA
Number

TABLE

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-94
(non-ETOPS Configuration)

1d	Aircraft Information Table - Block 800LUV Aircraft	SA-95
(non-ETOPS Configuration)

EXHIBITS

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-92

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-95

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R4	***	SA-92
	Attachment A	SA-94

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R4	***	SA-92

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R2	Option Aircraft	SA-92
	Attachment A - Model 737-8H4 Aircraft	SA-92
	Attachment B - Option Aircraft Information Table	SA-95

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R2	***	SA-92

SWA-PA-1810-LA-1105887	***	SA-75

SWA-PA-1810-LA-1105888R5	***	SA-92

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810-LA-1303010R1	***	SA-92

SWA-PA-1810-LA-1504814	***	SA-92

P.A. No. 1810	iii
K/SWA		SA-95

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV
Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
1a	Aircraft Information Table - Block 700LUV Aircraft	SA-91	Deleted Under SA-92

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75	Deleted under SA-92
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations -	SA-13	Inactive

P.A. No. 1810	iv
K/SWA		SA-95

Exhibits	Title	Last Updated under SA	Current Status
Aircraft Price Adjustment (July 1999 Base Price)
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive

P.A. No. 1810	v
K/SWA		SA-95

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA- 1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA- 02710R1	***	SA-72	Inactive
SWA-PA-01810/03729LA- 1301169	***	SA-2 to PA 3729	Inactive

P.A. No. 1810	vi
K/SWA		SA-95

Table 1d to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174,200 pounds	Detail Specification:	D019A001SWA38 (1/9/2015)
Engine Model/Thrust:	CFM56-7B27	27,300 pounds	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***
Engine Price (Per Aircraft):		***	Aircraft Price Escalation Data:
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (ECI):	***
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (CPI):	***
Seller Purchased Equipment (SPE) Estimate:		***
Deposit per Exercised Option Aircraft (OPEX):		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2016	2	***	63593, 63594	***	OPEX	***	***	***	***	***
May-2017	1	***	63592	***	OPEX	***	***	***	***	***
Jul-2017	1	***	63571	***		***	***	***	***	***
Jul-2017	2	***	63595, 63596	***	OPEX	***	***	***	***	***
Aug-2017	1	***	63587	***		***	***	***	***	***
Sep-2017	1	***	63586	***		***	***	***	***	***
Sep-2017	5	***	63572, 63573, 63574, 63575, 63576	***		***	***	***	***	***
Oct-2017	3	***	63577, 63578, 63579	***		***	***	***	***	***
Oct-2017	1	***	63,597	***	OPEX	***	***	***	***	***
Nov-2017	2	***	63580, 63581	***		***	***	***	***	***
Nov-2017	2	***	63598, 63599	***	OPEX	***	***	***	***	***

SA-95
SWA-PA-01810 82233 / 88233	Boeing Proprietary	Page 1

Table 1d to Purchase Agreement No. PA-01810 Aircraft Delivery, Description, Price and Advance Payments Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2017	2	***	63582, 63583	***		***	***	***	***	***
Dec-2017	4	***	63600, 63601, 63602, 36993	***	OPEX	***	***	***	***	***
Jan-2018	1	***	64115	***	OPEX	***	***	***	***	***
Jan-2018	2	***	63584, 63585	***		***	***	***	***	***
May-2018	2	***	63588, 63589	***		***	***	***	***	***
Jun-2018	2	***	63590, 63591	***		***	***	***	***	***
Total:	34

Notes:
1) ***

SA-95
SWA-PA-01810 82233 / 88233	Boeing Proprietary	Page 2

Attachment B To
Letter Agreement SWA-PA-1810-LA-1105884R2
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	174,200 pounds	Detail Specification:	D019A001SWA38 (1/9/2015)

Engine Model/Thrust:	CFM56-7B27	27,300 pounds

Airframe Price:		***	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Optional Features Estimate:		***	Engine Price Base Year/Escalation Formula:	N/A		N/A
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***
Deposit per Aircraft:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2018	2	***	8/1/2016	***	***	***	***	***
Mar-2018	1	***	9/1/2016	***	***	***	***	***
Apr-2018	1	***	10/1/2016	***	***	***	***	***
May-2018	2	***	11/1/2016	***	***	***	***	***
Jun-2018	2	***	12/1/2016	***	***	***	***	***
Jul-2018	2	***	1/1/2017	***	***	***	***	***
Aug-2018	3	***	2/1/2017	***	***	***	***	***
Sep-2018	1	***	3/1/2017	***	***	***	***	***
Oct-2018	1	***	4/1/2017	***	***	***	***	***
Nov-2018	1	***	5/1/2017	***	***	***	***	***
Dec-2018	1	***	6/1/2017	***	***	***	***	***
Total:	17

SA-95
SWA-PA-01810 82233-1F.TXT	Boeing Proprietary	Page 1